UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

99.199.1Date of Report (Date of earliest event reported): October 25, 2016

Stanley Furniture Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-14938	54-1272589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 North Hamilton Street, No. 200 High Point, North Carolina	27260

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 884-7700

________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On October 25, 2016, Stanley Furniture Company, Inc. (the Company issued a press release announcing the third quarter 2016 operating results.  The press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1     Press Release of the Company dated October 25, 2016, announcing the Company’s third quarter 2016 operating results.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY FURNITURE COMPANY, INC.

Date: October 25, 2016	By:	/s/Anita W. Wimmer
Anita W. Wimmer
Vice President of Finance
(Principal Financial and Accounting Officer)